                                                            Exhibit 24


                              POWER OF ATTORNEY

     WHEREAS, ALLIED PRODUCTS CORPORATION, a Delaware corporation (herein referred to as the "Company"), is about to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its annual report on Form 10-K for the year ended December 31, 1998 and

     WHEREAS, each of the undersigned holds the office or offices in the Company hereinbelow set opposite his name, respectively;

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints Mark
C. Standefer as his attorney, with full power to act for him and in his name, place and stead, to sign his name in the capacity or capacities set forth below to said Form 10-K and to any and all amendments thereto, and hereby ratifies and confirms all said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 28th day of April, 1999.

                                                       /s/[RICHARD A. DREXLER]
                                        ---------------------------------------
                                        Richard A. Drexler, Chairman of the
                                        Board, President and Chief
                                        Executive Officer; Director

                                                       /s/[ROBERT J. FLECK]
                                        ---------------------------------------
                                        Robert J. Fleck, Vice President -
                                        Accounting, Chief Accounting
                                        and Administrative Officer

                                                       /s/[LLOYD DREXLER]
                                        ---------------------------------------
                                        Lloyd Drexler, Director

                                                       /s/[WILLIAM D. FISCHER]
                                        ---------------------------------------
                                        William D. Fischer, Director

                                                       /s/[STANLEY J. GOLDRING]
                                        ---------------------------------------
                                        Stanley J. Goldring, Director

                                                       /s/[JOHN E. JONES]
                                        ---------------------------------------
                                        John E. Jones, Director

                                                       /s/[JOHN W. PUTH]
                                        ---------------------------------------
                                        John W. Puth, Director

                                                       /s/[MITCHELL I. QUAIN]
                                        ---------------------------------------
                                        Mitchell I. Quain, Director

                                                       /s/[S. S. SHERMAN]
                                        ---------------------------------------
                                        S. S. Sherman, Director